                                                           Exhibit 23.1

                           INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement of Robinson Nugent, Inc. on Form S-8 (File No. 33-3822) of our reports dated
July 31, 1998, appearing in, and incorporated by reference in, this Annual Report on Form 10-K of Robinson Nugent, Inc. for the year ended June 30, 1998.



DELOITTE & TOUCHE LLP



Louisville, Kentucky
October 12, 1998

                                       31